MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JANUARY 25, 2013

TO THE

PROSPECTUS DATED APRIL 30, 2012

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The following changes are made to the prospectus of MFS® Research International Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the disclosure in the footnote to the Annual Portfolio Operating Expenses table is deleted in its entirety and replaced with the following:

*	MetLife Advisers, LLC has contractually agreed, for the period April 30, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.70% of the first $1 billion of the Portfolio’s average daily net assets, plus 0.65% of such assets over $1 billion up to $1.5 billion, plus 0.55% of such assets over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Portfolio.

The third paragraph in the subsection “Additional Information About Management—Adviser” is deleted in its entirety and replaced with the following:

Effective January 1, 2012, MFS reduced the subadvisory fee it charges to MetLife Advisers for managing the Portfolio. This fee change reduced the subadvisory fee charged on the first $500 million of the Portfolio’s average daily net assets. In connection with this change in the subadvisory fee, MetLife Advisers has contractually agreed, for the period April 30, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.70% of the first $1 billion of the Portfolio’s average daily net assets, plus 0.65% of such assets over $1 billion up to $1.5 billion, plus 0.55% of such assets over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE